471 P-1
471 PA-1
                          SUPPLEMENT DATED JUNE 1, 2005
                              TO THE PROSPECTUS OF
                          FRANKLIN MUTUAL RECOVERY FUND
                              dated August 1, 2004

The prospectus is amended as follows:

The manager line-up in the "Management" section on page 23 is replaced with the following:

 Franklin Mutual Advisers, LLC, (Franklin Mutual) 101 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Fund's investment manager. Together, Franklin Mutual and its affiliates manage over $409 billion in assets. The investment manager may delegate certain risk management, compliance and other portfolio monitoring functions to its affiliates.

 MICHAEL J. EMBLER, SENIOR VICE PRESIDENT/CHIEF INVESTMENT OFFICER OF FRANKLIN MUTUAL
 Mr. Embler has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 2001. Previously, he was a Managing Director at Nomura Holding America, Inc.

 SHAWN TUMULTY, PORTFOLIO MANAGER OF FRANKLIN MUTUAL
 Mr. Tumulty has been a co-manager of the Fund since May 2005. He joined Franklin Templeton Investments in 2000. Mr. Tumulty has also been assistant portfolio manager of Mutual Qualified Fund since 2003. Previously, he was a portfolio manager and analyst at Bankers Trust Company and Hamilton Partners Limited.

 CHRISTIAN CORREA, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL
 Mr. Correa has been an assistant manager of the Fund since November 2004.
 He has been an  analyst for Franklin Mutual since 2003, when he joined
 Franklin Templeton Investments. Previously, he covered U.S. risk arbitrage and special situations at Lehman Brothers Holdings Inc.

               Please keep this supplement for future reference.